UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    _________


                                   FORM 8-K/A
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 1, 2004
                Date of Report (date of earliest event reported)


                              CYOKONOS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    NEVADA
                 (State or other jurisdiction of incorporation)

                 0-32327                                  91-1953719
        (Commission File Number)               (IRS Employer Identification No.)

            2223 HAYMAN ROAD
    KELOWNA, BRITISH COLUMBIA, CANADA                       V1Z 1Z6
(Address of principal executive offices)                  (Zip Code)

                                 (250) 769-0130
              (Registrant's telephone number, including area code)

EXPLANATORY NOTE

      This Form 8-K/A amends the Current Report on Form 8-K filed on January 30, 2004 to include the required audited financial statements of the business acquired, which reflect the reverse merger of Cyokonos Corporation and EPOD International Inc.

ITEM 2.    ACQUISITION OF ASSETS.

      On November 5, 2003, the Board of Directors of Cyokonos Corporation ("Cyokonos") approved the reverse merger with EPOD International Inc. ("EPOD") a privately held company organized under the laws of the Bahamas ("Acquisition"). EPOD owns the worldwide rights to certain patented technology that reportedly improves the efficiency of electrical power usage. The Acquisition was completed through the issuance of 18,000,000 common shares of Cyokonos at a fair market value of $0.42 per share to the shareholders of EPOD. The Acquisition was completed pursuant to an Exchange Agreement executed on January 13, 2004.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      Filed herewith are the following:

      A.    Financial Statements of the Business Acquired.

      1. The following audited financial statements of EPOD International Inc. as of and for the period July 11, 2003 (inception) to December 31, 2003 is filed as part of this Current Report on Form 8-K/A.

      B.    Pro Forma Financial Information (Not Applicable).

            The audited financial statements of EPOD International Inc. (the "Company") and related notes that have been included in this 8-K/A have been audited by Stark Winter Schenkein & Co., LLP. They have been so included in reliance upon the opinion of such accountants given upon their authority as experts in auditing and accounting.

                         REPORT OF INDEPENDENT AUDITORS

Stockholders and Board of Directors
EPOD International Inc.

           We have audited the accompanying balance sheet of EPOD International Inc. (A Development Stage Company) as of December 31, 2003, and the related statements of operations, stockholders' (deficit) and cash flows for the period July 11, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

           We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

           In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EPOD International Inc. (A Development Stage Company) as of December 31, 2003, and results of its operations and its cash flows for the period July 11, 2003 (inception) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

           The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has suffered losses from operations, has working capital and stockholders' deficits and is in the development stage. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also discussed in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Stark Winter Schenkein & Co., LLP

------------------------------------------------------
Stark Winter Schenkein & Co., LLP

Denver, Colorado
May 28, 2004

                            EPOD INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 2003

ASSETS

Current Assets:

   Cash                                                     $      549
                                                             =========
LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:

  Shareholder Advances                                      $  100,255
  Promissory Note - Shareholder                                 95,000
                                                             ---------
    Total Current Liabilities                                  195,255
                                                             ---------
Stockholders' (Deficit):
   Common Stock, $1 par value,

    5,000 shares authorized,
    5,000 shares issued and outstanding                          5,000
(Deficit) accumulated during the development stage            (187,460)
                                                             ---------
                                                              (182,460)

Other comprehensive income:

   Foreign currency translation adjustment                     (12,246)
                                                             ---------
                                                              (194,706)

                                                             ---------
                                                            $      549

                                                             =========


            See the accompanying notes to the financial statements.

                             EPOD INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
          FOR THE PERIOD JULY 11, 2003 (INCEPTION) TO DECEMBER 31, 2003


Revenue                                                    $        --
                                                            ----------

Operating expenses:

  General and administrative                                    87,650
  Research and development                                      94,812
  Non-cash stock compensation                                    4,998
                                                            ----------
Total Expenses                                                 187,460
                                                            ----------
Net (Loss)                                                    (187,460)

Comprehensive income (loss):

 Currency translation adjustment                               (12,246)
                                                            ----------

Comprehensive (loss)                                         $(199,706)
                                                            ==========

Per share information- basic and fully diluted

Weighted average shares outstanding                              5,000
                                                            ==========
Net (loss) per share                                          $ (37.49)
                                                            ==========

             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                             EPOD INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      STATEMENT OF STOCKHOLDERS' (DEFICIT)
          FOR THE PERIOD JULY 11, 2003 (INCEPTION) TO DECEMBER 31, 2003

                                          Comprehensive  (Deficit)
                                           (loss) on    Accumulated
                                            Foreign      During the
                        --Common Stock--    Currency    Development
                        Shares    Amount   Translation     Stage         Total
                       --------  --------  -----------    ---------    --------
Inception                    --  $     --   $      --    $       --   $      --
Shares issued for cash
  to an officer               2         2          --            --           2
Shares issued for
  services to an officer  4,998     4,998          --            --       4,998
Currency translation
  Adjustment                 --        --     (12,246)           --     (12,246)
Net (loss) for the period    --        --          --      (187,460)   (187,460)
                       --------  --------  ----------    ----------   ---------
Balance
 December 31, 2003        5,000  $  5,000  $  (12,246)    $(187,460)  $(194,706)
                      =========  ========  ==========     =========   =========

            See the accompanying notes to the financial statements.

                             EPOD INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
          FOR THE PERIOD JULY 11, 2003 (INCEPTION) TO DECEMBER 31, 2003

Cash flows from operating activities:
Net (loss)                                           $   (187,460)
Common shares issued for services                           4,998
Currency translation adjustment                           (12,246)
                                                      -----------
Net cash (used in) operating activities                  (194,708)
                                                      -----------
Cash flows from investing activities:
Net cash provided by (used in)
  investing activities                                         --
                                                      -----------
Cash flows from financing activities:
Common stock issued for cash                                    2
Proceeds from promissory note
  Shareholder                                              95,000
Proceeds from shareholder advances                        100,255
                                                      -----------
Net cash provided by
  Financing activities                                    195,257
                                                      -----------
Increase in cash                                              549

Beginning - cash balance                                       --
                                                      -----------

Ending - cash balance                                $        549
                                                      ===========

Supplemental cash flow information:
  Cash paid for income taxes                         $         --
                                                      ===========

  Cash paid for interest                             $         --
                                                      ===========

             See the accompanying notes to the financial statements.

                             EPOD INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was incorporated on July 11, 2003 in the Commonwealth of The Bahamans and is in the development stage. The Company owns world-wide rights to certain patent-pending technology that reportedly improves the efficiency of electrical power usage. The Company has chosen December 31, as a year-end and has had no significant activity from inception to December 31, 2003.

Revenue Recognition

The Company recognizes revenue when services are provided or products are shipped.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, notes payable and shareholder advances. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values.

Net Income (Loss) Per Common Share

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards ("SFAS") 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses, common stock equivalents, if any, are not considered, as their effect would be anti-dilutive.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segment Information

The Company follows SFAS 131, "Disclosures about Segments of an Enterprise and Related Information." Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Comprehensive Income

The Company follows Statement of Financial Accounting Standards ("SFAS") 130, "Reporting Comprehensive Income". SFAS 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements.

Foreign Currency Translation

The local currency (Canadian Dollar) is the functional currency for the Company's operations. Assets and liabilities are translated using the exchange rate in effect at the balance sheet date. Income and expenses are translated at the average exchange rate for the year. Translation adjustments are reported as a separate component of stockholders' (deficit).

Income Taxes

The Company follows SFAS 109 "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable. The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion 25, "Accounting for Stock Issued to Employees" ("APB 25") but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.

Impairment of Long-Lived Assets

The Company accounts for long-lived assets and goodwill in accordance with the provisions of SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and SFAS 142, "Goodwill and Other Intangible Assets." SFAS 144 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. SFAS 142 requires annual tests for impairment of goodwill and intangible assets that have indefinite useful lives and interim tests when an event has occurred that more likely than not has reduced the fair value of such assets.

Recent Pronouncements

In May 2003, the Financial Accounting Standards Board ("FASB") issued SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS 150 changes the accounting guidance for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity by now requiring those instruments to be classified as liabilities (or assets in some circumstances) on the balance sheet. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 in the first quarter of fiscal 2004 is not expected to have any material impact on the Company's financial position, results of operations or cash flows.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS 149 amends SFAS 133 to clarify the definition of a derivative and incorporate many of the implementation issues cleared as a result of the Derivatives Implementation Group process. This statement is effective for contracts entered into or modified after June 30, 2003, and should be applied prospectively after that date. The adoption of SFAS 149 did not have a material effect on the financial statements.

In December 2002, the FASB issued SFAS 148 "Accounting for Stock-Based Compensation--Transition and Disclosure--an amendment of SFAS 123." SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation from the intrinsic value-based method of accounting prescribed by APB 25. As allowed by SFAS 123, the Company has elected to continue to apply the intrinsic value-based method of accounting, and has adopted the disclosure requirements of SFAS 123. The Company currently does not anticipate adopting the provisions of SFAS 148.

In July 2002, the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 provides new guidance on the recognition of costs associated with exit or disposal activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. SFAS 146 supersedes previous accounting guidance provided by the EITF Issue No. 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." EITF Issue No. 94-3 required recognition of costs at the date of commitment to an exit or disposal plan. SFAS 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 by the Company has not had a material impact on the Company's financial position, results of operations, or cash flows.

In April 2002, the FASB issued SFAS 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." Among other things, this statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt" which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," will now be used to classify those gains and losses. The provisions of SFAS 145 related to the classification of debt extinguishment are effective for years beginning after May 15, 2002. The adoption of SFAS 145 by the Company has not had a material impact on the Company's financial position, results of operations, or cash flows.

NOTE 2.  STOCKHOLDERS' (DEFICIT)

At inception, the Company issued 2 shares of its common stock to an officer and founder for cash of $2 and 4,998 shares of common stock to an officer for services valued at $4,998.

NOTE 3.  RELATED PARTY PAYABLES

Promissory Note

On August 18, 2003 the Company entered into a promissory note with a related party for cash received in the amount of $95,000. The note is payable upon demand and is non-interest bearing.

Shareholder Advance

From Inception (July 11, 2003) to December 31, 2003, the Company received advances from its shareholder totaling $110,255. These advances are due on demand.

NOTE 4. BASIS OF REPORTING

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced a loss from operations during its development stage as a result of its investment necessary to achieve its operating plan, which is long-range in nature. For the period from inception to December 31, 2003, the Company incurred a net loss of $187,460. In addition, the Company has no significant assets, working capital, stockholder deficits and no revenue generating operations.

The Company's ability to continue as a going concern is contingent upon its ability to attain profitable operations by securing financing and implementing its business plan. In addition, the Company's ability to continue as a going concern must be considered in light of the problems, expenses and complications frequently encountered by entrance into established markets and the competitive environment in which the Company operates.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE 5. SUBSEQUENT EVENT

On January 13, 2004 the Company was acquired by Cyokonos Corporation. The acquisition was completed pursuant to an exchange agreement and issuance of 18,000,000 shares of the Cyokonos Corporation common stock to the shareholders of EPOD.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Cyokonos Corporation



Date:  June 1, 2004                     By: /s/ L. MARK ROSEBOROUGH
                                           ------------------------------------
                                        L. Mark Roseborough, President